                                                           EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 10, 1998, included in the Registration Statement (Form S-1 No. 333-42323) which is incorporated by reference in this Registration Statement on Form S-1 of DoubleClick Inc. for the registration of 575,000 shares of its common stock.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
New York, New York
February 19, 1998